FORM OF NON-QUALIFED STOCK OPTION AGREEMENT UNDER THE BOSTON PRIVATE FINANCIAL HOLDINGS, INC. AMENDED AND RESTATED 2009 STOCK OPTION AND INCENTIVE PLAN Name of Optionee: No. of Option Shares: Option Exercise Price Per Share: _______________________________________ Grant Date: Expiration Date: Pursuant to the Boston Private Financial Holdings, Inc. Amended and Restated 2009 Stock Option and Incentive Plan as amended through the date hereof (the “Plan”), Boston Private Financial Holdings, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of Option Shares of Common Stock, par value $1.00 per share (the “Stock”), of the Company at the Option Exercise Price Per Share specified above, subject to the terms and conditions set forth herein and in the Plan. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended. By accepting this Stock Option, the Optionee confirms the Optionee’s agreement to all of the terms and conditions of any agreement between the Optionee and the Company or any of its subsidiaries that addresses confidentiality obligations and/or post-employment restrictions on solicitation of employees and customers or clients. If the Optionee is not a party to any such agreement, by accepting this Stock Option, the Optionee agrees to the terms and conditions of the Non-Solicitation and Confidentiality Agreement attached as Exhibit I, hereto (the “Non-Solicitation Agreement”). The Non-Solicitation Agreement addresses confidentiality of Company information, post-employment restrictions on solicitation of employees and customers or clients and other similar matters and should be reviewed carefully by the Optionee. If this Stock Option is not so accepted within 60 days of the Grant Date, the Optionee shall forfeit the Stock Option in its entirety (regardless of whether vested or unvested). 1. Restrictions on Transfer of Award. This Stock Option may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Optionee. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee. 2. Exercisability Schedule. The Optionee shall have no rights to this Stock Option unless he or she shall have accepted the Stock Option electronically through the Company’s

Stock Plan Administration System. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dates indicated, so long as the Optionee remains an employee of the Company or any of its subsidiaries through each such date: Incremental Number of Option Shares Exercisability Date Exercisable 3. Manner of Exercise. (a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written or electronic notice to the Administrator through the Company’s Stock Plan Administration System of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice and specifying the number of Option Shares to be purchased. Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price, or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection. In addition, to the extent that (1) this Option remains outstanding and has not been exercised by the Optionee as of the Expiration Date and (2) the Fair Market Value of the Stock exceeds the exercise price of the Option by at least one percent on such date, then this Option shall automatically be exercised on the Expiration Date (without any action required on the part of the Optionee) pursuant to the “net exercise” arrangement described in (iv), above.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (x) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (y) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of laws, and (z) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options under the Plan and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Shares attested to. (b) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such issuance and with the requirements hereof and of the Plan. The determination of the Administrator as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock. (c) Notwithstanding any other provision hereof or of the Plan, no portion of this Stock Option shall be exercisable after the Expiration Date hereof. 4. Termination of Employment. If the Optionee’s employment with the Company or any subsidiary (as defined in the Plan) is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below: (a) Termination for Cause. If the Optionee’s employment terminates for Cause (as defined below), any portion of this Stock Option outstanding on such date, whether vested or unvested, shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” means a termination of Optionee’s employment as a result of (i) conviction of the Optionee of, or plea of guilty or nolo contendere by the Optionee to, a felony, or (ii) dishonest acts against the Company or any of its subsidiaries, or (iii) misconduct which is likely to cause financial loss to the Company or any of its subsidiaries or to cause damage to the business reputation of the Company or any of its subsidiaries, or (iv) willful or repeated misconduct or gross neglect constituting bad faith in performing the Optionee’s duties with the Company, or (v) breach of fiduciary duty involving personal profit to the Optionee. For purposes of clause (iv), no act, or failure to act, on the Optionee’s part shall be deemed “willful” unless done, or omitted to be done, by the Optionee without reasonable belief that the Optionee’s act, or failure to act, was in the best interest of the Company and any of its subsidiaries. In the event the Optionee is a party to an employment agreement with the Company or any subsidiary that contains a different definition of “cause,” the definition set forth in such other agreement shall be applicable to the Optionee for purposes of this Agreement and not this definition.

(b) Termination Due to Death. If the Optionee’s employment terminates by reason of the Optionee's death, any portion of this Stock Option outstanding on such date shall become fully exercisable and may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of the Optionee’s death or until the Expiration Date, if earlier. (c) Termination by Reason of Retirement. If the Optionee's employment terminates by reason of the Optionee’s Retirement (as defined in Section 1 of the Plan), any portion of this Stock Option outstanding on such date shall become fully exercisable and may thereafter be exercised by the Optionee for a period of 24 months from the date of termination or until the Expiration Date, if earlier. (d) Termination Due to Disability. If the Optionee's employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Stock Option outstanding on such date shall become fully exercisable and may thereafter be exercised by the Optionee for a period of 12 months from the date of termination or until the Expiration Date, if earlier. (e) Other Termination. If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability, the Optionee’s retirement or for Cause, and unless otherwise determined by the Administrator, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months from the date of termination or until the Expiration Date, if earlier. Any portion of this Stock Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect. Notwithstanding the foregoing, in the event of termination of the Optionee's service as an employee of the Company or a subsidiary by the Company or such subsidiary without Cause, any portion of this Stock Option outstanding on such date shall become fully exercisable and may thereafter be exercised by the Optionee for a period from the date of termination until 3 months from the last exercisability date or until the Expiration Date, if earlier. The Administrator’s determination of the reason for the termination of the Optionee’s employment shall be conclusive and binding on the Optionee and his or her representatives or legatees. 5. Change of Control. Notwithstanding the provisions of Paragraph 4 above, or the provisions of any agreement between the Optionee and Company or any subsidiary that is in effect as of the date hereof, in the event of a Change of Control or Sale Event (i) if, in connection with such Change of Control or Sale Event, this Stock Option is not assumed or continued by the successor entity in such Change of Control or Sale Event or substituted with a new award of such successor (in accordance with the Plan), this Stock Option shall automatically become immediately exercisable in full, whether or not exercisable at such time, subject to the provisions of the Plan, as of the effective time of such Change of Control or Sale Event, and may thereafter be exercised by the Optionee for a period of 24 months from the date of the Change of Control or Sale Event or until the Expiration Date, if earlier and (ii) if this Stock Option is assumed or continued by the successor entity in such Change of Control or Sale Event or substituted with a new award of such successor subject to the provisions of the Plan, the Stock Option shall become exercisable in accordance with Paragraphs 2 and 4 of this Agreement (as applicable), subject, in each case, to the terms of the Plan. 6. Incorporation of Plan. Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan. Capitalized terms in this Agreement shall have the meaning specified in the Plan, unless a different meaning is specified herein. 7. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Administrator for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Optionee may elect to have, and the Company shall have the authority to cause, the required minimum tax withholding obligation satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due. In connection with any automatic “net exercise” of all or any portion of this Option on the Expiration Date, the Company shall also withhold from shares of Stock to be issued a number of shares of Stock with an aggregate Fair Market Value that would satisfy the withholding amount due. 8. No Obligation to Continue Employment. Neither the Company nor any subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any subsidiary to terminate the employment of the Optionee at any time. 9. Clawback. If the Company or its subsidiaries terminate the Optionee’s service relationship due to the Optionee’s gross negligence or willful misconduct (whether or not such actions also constitute Cause hereunder), which conduct, directly or indirectly results in the Company preparing an accounting restatement, and/or if the Optionee breaches any provision of the Non-Solicitation Agreement (or, if applicable, such other agreement referenced in Paragraph 1 above), this entire Stock Option, whether or not vested, as well as any Option Shares issued upon exercise of this Stock Option (and any gains thereon) shall be subject to forfeiture, recovery and “clawback.” 10. Data Privacy Consent. In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”). By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Optionee shall have access to, and the right to change, the

Relevant Information. Relevant Information will only be used in accordance with applicable law. 11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. BOSTON PRIVATE FINANCIAL HOLDINGS, INC. By: Title: The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable. Dated: Optionee’s Signature Optionee’s name and address:

EXHIBIT I (A): NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT FOR NON-CALIFORNIA RESIDENTS I acknowledge that I enter into this Non-Solicitation and Confidentiality Agreement (the “Agreement”) in connection with an award of restricted stock, restricted stock units or a grant of a stock option (together, an “Award”) that is made on or about the date of the proposal of this Agreement, pursuant to the Boston Private Financial Holdings, Inc. Amended and Restated 2009 Stock Option and Incentive Plan or any subsequent stock option and/or restricted stock plan of Boston Private Financial Holdings, Inc. (together, the “Plan”) and that I shall forfeit the Award (whether vested or unvested) if I do not execute this Non-Solicitation and Confidentiality Agreement (the “Agreement”) within 60 days of the grant date of the Award. For purposes of this Agreement, the “Company” refers to Boston Private Financial Holdings, Inc. (“BPFH”) and any and all of its wholly or partially owned subsidiaries. In consideration for my eligibility for any Award, I hereby agree as follows: 1. Confidential Information. During my employment with the Company and at all times thereafter, I shall keep secret and retain in strictest confidence, and shall not disclose or use, other than in the proper performance of my responsibilities for the Company, any Confidential Information. “Confidential Information” means any information, whether or not in writing, concerning the Company’s business or activities that the Company has not released to the general public. I acknowledge that all Confidential Information is the property of the Company. I understand that the term “Confidential Information” includes, but is not limited to financial statements, business plans, document templates, term sheets, policies and procedures, proprietary training materials, personnel, board materials and minutes, operations, customer and client lists and identities, potential customers and clients, vendor lists and agreements, employees, servicing methods, strategies and strategic planning materials, analyses, profit margins and other proprietary information in connection with the Company; provided, however, that Confidential Information shall not include any information which is generally known to the public or becomes known in the industry through no wrongful act on my part. Confidential Information also includes information received in confidence by the Company from its customers, clients or other third parties. 2. Return of Confidential Information and Other Property. I shall deliver to the Company all copies of Confidential Information and other Company property (which includes but is not limited to any documents, notes or other work product connected with or derived from my services to or affiliation with the Company, whether in electronic or paper form) in my possession or control upon the earlier of a request by the Company or termination of my employment. 3. Non-Solicitation/Non-Accept.

(a) During my employment with the Company, and for the period ending on the first anniversary of the effective date of my termination of employment with the Company, I shall not directly or indirectly: (i) solicit or accept for employment with another employer or employ any person then, or within the prior six (6) months, employed by the Company, or request, influence or advise any person who at the time of such communication is employed by the Company to leave such employment; or (ii) influence or advise any business that is or may be competitive with the business of the Company to employ any person who is employed by the Company; or (iii) solicit or accept any customer or client of the Company to do business with any person or entity other than the Company or request, induce or advise any customer or client of the Company to withdraw, curtail, diminish or cease his, her or its business with the Company. (iv) For purposes of Section 3(a), I understand and acknowledge the following for purposes of this Agreement: (v) A business is or may be “competitive” with the Company if such business is engaged in banking, investment management, financial planning, trust administration or other related financial services; (vi) to “employ” means to perform services as a common law employer or as an independent contractor for the Company or another person or entity; (vii) if I advise others concerning the process of encouraging a person to become employed or a customer to do business, I will be considered to have solicited such person or customer regardless of whether I directly engage in solicitation of the person; (viii) I shall be considered to “accept for employment” or “employ” any person who becomes employed by another employer if: (A) I advise any bank or other business with which I am affiliated to consider such person for employment, (B) I participate in any way in the consideration of any such person for employment, or (C) such person becomes employed in a position in which I supervise such person; (ix) I shall be considered to “accept” a customer or client if I perform services for such customer or client;

(x) a “customer or client of the Company” means any person or entity who or which did business with the Company during my employment with the Company; provided that, if my employment with the Company is limited exclusively to Boston Private Bank & Trust Company and its predecessors (the “Bank”), a “customer or client of the Company” shall be limited to any person or entity who or which did business with the Bank during my employment with the Bank. for purposes of the post-employment restrictions in this Section 3. (b) I hereby acknowledge the necessity of the protection provided to the Company under this Agreement. I have carefully considered the nature and scope of such protection. The Company and I hereby agree that the unique nature of the business of the Company and the nature of my services for the Company require the protection specified in this Agreement. The consideration described in this Agreement is sufficient and adequate to compensate me for agreeing to the restrictions contained herein. I acknowledge that I can continue to actively pursue my career and earn sufficient compensation without breaching any of the foregoing restrictions. The period of the post-employment restrictions in this Agreement is expressly represented and agreed to be fair, reasonable and necessary. 4. Other Obligations. I represent and warrant to the Company that I am not under any contract, agreement or restrictive covenant, and have not previously executed any documents whatsoever with any other person, firm, association, or corporation, that will, in any manner, prevent me from performing any of the job duties and responsibilities that may be assigned to me from time to time by the Company. I also represent and warrant that I will not bring and have not brought with me to the Company and that I will not use in the course and scope of my employment with the Company any confidential, proprietary and/or trade secret materials, documents or information that I obtained from a former employer or other individual or entity, without the express written authorization of the pertinent former employer or other individual or entity. I further represent and warrant that, during my employment with the Company, I will not breach any obligation or duty to maintain confidential and not to disclose or use that I may owe to any former employer or other individual or entity, and I agree to fulfill and comply with any and all such obligations and duties during my employment by the Company. 5. Notice to Future Employers and of Future Employment. (a) I agree that during my employment with the Company and for the period of one (1) year following the termination of my employment with the Company for any reason, I will inform each prospective new employer I may have, prior to accepting employment, of the existence of this Agreement, and I shall provide each prospective employer with a copy of this Agreement. (b) I also agree that during my employment with the Company and for the period of one (1) year following the termination of my employment with the Company for any reason, I shall notify the Company in writing of any subsequent engagement, occupation or employment, whether as owner, employee, officer, director, agent, consultant, independent contractor or the like, and my duties and responsibilities with respect to any such position.

6. Enforcement and Remedies. I hereby acknowledge that upon my breach of any of the covenants contained in this Agreement, the Company will suffer irreparable harm for which the remedy at law will be inadequate, and that an injunction may be entered against me by any court having jurisdiction, restraining me from breaching any of the provisions of this Agreement or continuing the breach of any such provisions, without the necessity of posting a bond. Resort to such equitable relief shall not be construed to be a waiver by the Company of any other rights or remedies that the Company may have to recover damages or other relief. In addition, if the Company prevails in an action to enforce this Agreement, I shall compensate the Company for its reasonable attorneys’ fees and related expenses incurred in enforcing this Agreement. 7. At-Will Employment. It is my understanding that the Company or I may terminate my employment at any time, with or without cause; provided that if I have entered into or in the future enter into a separate written and fully executed employment agreement that expressly provides for employment on other than an at-will basis, my employment status pursuant to such agreement shall supersede the foregoing acknowledgment of at-will employment. 8. Amendment or Modification. This Agreement may not be changed or amended except in writing signed by myself and the Company. 9. Severability. All provisions, terms, conditions, paragraphs, agreements and covenants (“Provisions”) contained in this Agreement are severable and, in the event any one of them shall be held to be invalid, this Agreement shall be interpreted as if such Provision was not contained herein, and such determination shall not otherwise affect the validity of any other Provision. 10. Survival and Assignment by the Company. The Company may assign the rights given to it in this Agreement, and this Agreement shall survive any sale of assets, merger, consolidation, or other change in corporate structure. I understand that my obligations under this Agreement will continue in accordance with its express terms regardless of any changes in my title, position, duties, salary, compensation or benefits or other terms and conditions of employment or any transfer between Company entities and that no such changes shall constitute a termination of my employment. I also acknowledge that provisions of this Agreement shall continue in effect following the termination of my employment as specified above. Notwithstanding the foregoing, if my employment terminates without Cause upon or following a Change of Control or a Sale Event, my obligations under Section 3 (“Non-Solicitation/Non- Accept”) shall no longer be in effect. For purposes of this Agreement, (i) a termination without “Cause” shall have the same meaning as a Job Elimination, as that term is defined in the BPFH Severance Pay Plan as in effect on the date of this Agreement; and (ii) the terms “Change of Control” and “Sale Event” shall have the same meanings as set forth in the Plan. 11. Waiver. The waiver by the Company of any breach of any provision of this Agreement shall not be construed as a waiver of any subsequent breach of such provision or the breach of any other provision contained in this Agreement.

12. Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the Commonwealth of Massachusetts without regard to conflict of law provisions. 13. Knowledge of Rights and Duties. I have carefully reviewed and completely read all of the provisions of this Agreement and understand my rights, duties, obligations and responsibilities under this Agreement. I acknowledge that I am knowingly and voluntarily entering into this Agreement. IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date shown below. EMPLOYEE (Print Name) FOR THE COMPANY (Print name, title & employer) Signature Signature DATE:

EXHIBIT I (B): NON-SOLICITATION AND CONFIDENTIALITY AGREEMENT (FOR CALIFORNIA RESIDENTS ONLY) I acknowledge that I enter into this Non-Solicitation and Confidentiality Agreement (the “Agreement”) in connection with an award of restricted stock, restricted stock units or a grant of a stock option (together, an “Award”) that is made on or about the date of the proposal of this Agreement, pursuant to the Boston Private Financial Holdings, Inc. Amended and Restated 2009 Stock Option and Incentive Plan or any subsequent stock option and/or restricted stock plan of Boston Private Financial Holdings, Inc. (together, the “Plan”) and that I shall forfeit the Award (whether vested or unvested) if I do not execute this Non-Solicitation and Confidentiality Agreement (the “Agreement”) within 60 days of the grant date of the Award. For purposes of this Agreement, the “Company” refers to Boston Private Financial Holdings, Inc. (“BPFH”) and any and all of its wholly or partially owned subsidiaries. In consideration for my eligibility for any Award, I hereby agree as follows: 14. Confidential Information. During my employment with the Company and at all times thereafter, I shall keep secret and retain in strictest confidence, and shall not disclose or use, other than in the proper performance of my responsibilities for the Company, any Confidential Information. “Confidential Information” means any information, whether or not in writing, concerning the Company’s business or activities that the Company has not released to the general public. I acknowledge that all Confidential Information is the property of the Company. I understand that the term “Confidential Information” includes, but is not limited to financial statements, business plans, document templates, term sheets, policies and procedures, proprietary training materials, personnel, board materials and minutes, operations, customer and client lists and identities, potential customers and clients, vendor lists and agreements, employees, servicing methods, strategies and strategic planning materials, analyses, profit margins and other proprietary information in connection with the Company; provided, however, that Confidential Information shall not include any information which is generally known to the public or becomes known in the industry through no wrongful act on my part. Confidential Information also includes information received in confidence by the Company from its customers, clients or other third parties. Return of Confidential Information and Other Property. I shall deliver to the Company all copies of Confidential Information and other Company property (which includes but is not limited to any documents, notes or other work product connected with or derived from my services to or affiliation with the Company, whether in electronic or paper form) in my possession or control upon the earlier of a request by the Company or termination of my employment. Non-Solicitation. During my employment with the Company, and for the period ending on the first anniversary of the effective date of my termination of employment with the Company, I shall not, directly or indirectly, solicit any person then, or within the prior six (6)

months, employed by the Company, or request, influence or advise any person who at the time of such communication is employed by the Company to leave such employment. Other Obligations. I represent and warrant to the Company that I am not under any contract, agreement or restrictive covenant, and have not previously executed any documents whatsoever with any other person, firm, association, or corporation, that will, in any manner, prevent me from performing any of the job duties and responsibilities that may be assigned to me from time to time by the Company. I also represent and warrant that I will not bring and have not brought with me to the Company and that I will not use in the course and scope of my employment with the Company any confidential, proprietary and/or trade secret materials, documents or information that I obtained from a former employer or other individual or entity, without the express written authorization of the pertinent former employer or other individual or entity. I further represent and warrant that, during my employment with the Company, I will not breach any obligation or duty to maintain confidential and not to disclose or use that I may owe to any former employer or other individual or entity, and I agree to fulfill and comply with any and all such obligations and duties during my employment by the Company. Notice to Future Employers. I agree that during my employment with the Company and for the period of one (1) year following the termination of my employment with the Company for any reason, I will inform each prospective new employer I may have, prior to accepting employment, of the existence of this Agreement, and I shall provide each prospective employer with a copy of this Agreement. I also agree that the Company has the right to independently contact any potential or actual future employer of mine to notify the future employer of my obligations under this Agreement and provide such future employer with a copy of this Agreement. Enforcement and Remedies. I hereby acknowledge that upon my breach of any of the covenants contained in this Agreement, the Company will suffer irreparable harm for which the remedy at law will be inadequate, and that an injunction may be entered against me by any court having jurisdiction, restraining me from breaching any of the provisions of this Agreement or continuing the breach of any such provisions, without the necessity of posting a bond. Resort to such equitable relief shall not be construed to be a waiver by the Company of any other rights or remedies that the Company may have to recover damages or other relief. In addition, if the Company prevails in an action to enforce this Agreement, I shall compensate the Company for its reasonable attorneys’ fees and related expenses incurred in enforcing this Agreement. At-Will Employment. It is my understanding that the Company or I may terminate my employment at any time, with or without cause; provided that if I have entered into or in the future enter into a separate written and fully executed employment agreement that expressly provides for employment on other than an at-will basis, my employment status pursuant to such agreement shall supersede the foregoing acknowledgment of at-will employment. Amendment or Modification. This Agreement may not be changed or amended except in writing signed by myself and the Company. Severability. All provisions, terms, conditions, paragraphs, agreements and covenants (“Provisions”) contained in this Agreement are severable and, in the event any one of them shall be held to be invalid, this Agreement shall be interpreted as if such Provision was not contained herein, and such determination shall not otherwise affect the validity of any other Provision. Survival and Assignment by the Company. The Company may assign the rights given to it in this Agreement, and this Agreement shall survive any sale of assets, merger, consolidation, or other change in corporate structure. I understand that my obligations under this Agreement will continue in accordance with its express terms regardless of any changes in my title, position, duties, salary, compensation or benefits or other terms and conditions of employment or any transfer between Company entities and that no such changes shall constitute a termination of my employment. I also acknowledge that provisions of this Agreement shall continue in effect following the termination of my employment as specified above. I also acknowledge that provisions of this Agreement shall continue in effect following the termination of my employment as specified above. Notwithstanding the foregoing, if my employment terminates without Cause upon or following a Change of Control or a Sale Event, my obligations under Section 3 (“Non-Solicitation”) shall no longer be in effect. For purposes of this Agreement, (i) a termination without “Cause” shall have the same meaning as a Job Elimination, as that term is defined in the BPFH Severance Pay Plan as in effect on the date of this Agreement; and (ii) the terms “Change of Control” and “Sale Event” shall have the same meanings as set forth in the Plan. Waiver. The waiver by the Company of any breach of any provision of this Agreement shall not be construed as a waiver of any subsequent breach of such provision or the breach of any other provision contained in this Agreement. Governing Law. This Agreement shall be construed in accordance with and governed by the substantive laws of the State of California without regard to conflict of law provisions. Knowledge of Rights and Duties. I have carefully reviewed and completely read all of the provisions of this Agreement and understand my rights, duties, obligations and responsibilities under this Agreement. I acknowledge that I am knowingly and voluntarily entering into this Agreement. IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date shown below. EMPLOYEE (Print Name) FOR THE COMPANY (Print name, title & employer) Signature Signature DATE: